Exhibit 23.1




                           INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1995, appearing in the Annual Report on Form 10-K of First Western Bancorp, Inc. for the year ended December 31, 1994.




					/s/ Deloitte & Touche LLP
					Pittsburgh, Pennsylvania
					January 17, 1996